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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 21, 2001

                            SUCCESS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


         DELAWARE                    0-23235                 36-3497664
(State or other jurisdiction (Commission file number)     (I.R.S. employer
      of incorporation)                                  identification no.)

  100 TRI-STATE INTERNATIONAL                                60069-1499
  SUITE 300, LINCOLNSHIRE, IL                                (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (847) 279-9000

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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     As previously reported on a Form 8-K dated May 21, 2001 and filed with the
Securities and Exchange Commission (the "Commission") on May 25, 2001, Success Bancshares, Inc. (the "Company") and BankFinancial Corporation ("BankFinancial") signed a definitive merger agreement (the "Merger Agreement") under which BankFinancial will acquire the Company and its subsidiary, Success National Bank. In connection with the Merger Agreement, the Company granted BankFinancial an option to acquire 19.9% of the Company's common stock subject to certain terms and conditions as set forth in an option agreement (the "Option Agreement").

     This Form 8-K/A is being filed to include the Merger Agreement and the Option Agreement as exhibits to, and to incorporate by reference such agreements into, the initial filing on Form 8-K.


ITEM 7(c).  EXHIBITS.

Exhibit 2.1 Agreement and Plan of Reorganization by and among BankFinancial Corporation, Financial Federal MHC, Inc., BFIN Acquisition Corporation, and Success Bancshares, Inc. dated as of May 21, 2001.

Exhibit 2.2 Option Agreement by and between Success Bancshares, Inc. and BankFinancial Corporation dated as of May 21, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SUCCESS BANCSHARES, INC.



Date:  June 6, 2001                        By:/s/ Kurt C. Felde
                                              ----------------------------------
                                              Kurt C. Felde
                                              Executive Vice President and Chief
                                                 Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
  2.1 Agreement and Plan of Reorganization by and among BankFinancial Corporation, Financial Federal MHC, Inc., BFIN Acquisition Corporation, and Success Bancshares, Inc. dated as of May 21, 2001.

  2.2 Option Agreement by and between Success Bancshares, Inc. and BankFinancial Corporation dated as of May 21, 2001.

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